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                AMENDED AND RESTATED SEASONAL LINE OF CREDIT NOTE

$2,500,000.00                                          Hilton Head Island, S. C.

                                                                October 31, 1998

         FOR VALUE RECEIVED, the undersigned SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC., both South Carolina corporations (hereinafter referred to collectively as the "Maker") jointly and severally promise to pay to the order of WACHOVIA BANK, N.A., a national banking association (which, together with any subsequent holder(s) of this Note, from time to time hereinafter referred to as the "Holder") at Charleston, South Carolina, or at such other place or to such other party or parties as the Holder of this Note may from time to time designate, the principal sum of TWO MILLION, FIVE HUNDRED THOUSAND NO/100 DOLLARS ($2,500,000.00) or so much thereof as may be advanced or re-advanced from time to time and remains unpaid, with interest thereon computed on the basis of a 360-day year for the actual number of days in each interest period.

         This Note shall bear interest from the date hereof at a rate per annum equal to the Adjusted LIBOR Index for the applicable one month Interest Period plus the Applicable Margin, all as defined in that certain Master Credit Agreement dated the same date hereof by and between Maker and the initial Holder (the "Master Credit Agreement").

         Interest only on the principal amount outstanding shall be due and payable on the first (1st) day of each month. All outstanding principal and accrued but unpaid interest shall be due and payable on or before the Seasonal Line of Credit Note Maturity Date, as defined in the Master Credit Agreement.

         Monthly payments of interest shall be applied first to any late charges or other charges due and then to interest due. Upon the occurrence of an Event of Default under this Note, all payments of principal and/or interest may be applied in such order as the Holder of this Note may in its sole discretion determine. All payments of principal and/or interest are payable in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

         In the event ("Event(s) of Default") (a) Maker fails to make a payment of any interest or any installment of principal or any other sums payable pursuant to the terms of this Note on or before the date on which it is due, or
(b) Maker fails to pay in full the entire amount outstanding under this Note on the Maturity Date, (c) of the occurrence of an Event of Default under the Master Credit Agreement or any other document or instrument which secures or evidences this Note , or (d) an event of default by Maker on any of the "Obligations" as defined in the Master Credit Agreement ; and if such default or failure is not cured within the time, if any, provided in the Master Credit Agreement or other document or instrument, then or at any time thereafter, at the option of the Holder of this Note, the whole of the principal sum then remaining unpaid hereunder together with all interest accrued thereon, shall immediately become due and payable without notice, and the liens given to secure the payment of this Note may be foreclosed. In order to compensate the Holder for the increased risk of collection after an Event of Default, from and after the maturity of this Note either according to its terms or as the result of a lawful declaration of maturity, the entire principal remaining unpaid hereunder shall bear interest at a rate equal to Default Rate, as defined in the Master Credit Agreement. Failure to exercise such option or any other rights to which the Holder may in the event of any such default be entitled shall not


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constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.

         This Note is secured by, among other security, certain Mortgages, Assignments and other Collateral, all as defined and more fully described in the Master Credit Agreement. The terms and conditions of the Master Credit Agreement and the other Documents as defined in the Master Credit Agreement shall be considered a part hereof to the same extent as if written herein, including any amendments thereto.

         If this Note is placed in the hands of an attorney for collection or is collected through any legal proceedings, the Maker of this Note promises to pay a reasonable attorney's fee.

         In the event the interest provisions hereof or any exactions provided for herein or any other instruments securing this Note shall result for any reason in an effective rate of interest which, for any period of time, transcends the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by the Holder.

         The Maker and all endorsers, and all persons liable or to become liable on this Note waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note (except for notice expressly required by this Note), and consent to any and all renewals and extensions of the time of payment hereof, and agree, further, that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in the lien document securing this Note released in whole or in part, or increased, changed or exchanged by agreement between the Holder hereof and in the case of payments, the Maker, and in the case of liens, any owner of premises affected by said lien document securing this Note without in any way affecting the liability of any party to this instrument or any person liable with respect to any indebtedness evidenced hereby.

         The Holder is not required to rely on the Collateral, as defined in the Master Credit Agreement, for the payment of the Note in the event of default by the Maker, but may proceed directly against the Maker, endorsers, or guarantors, if any, in such manner as it deems desirable. None of the rights and remedies of the Holder hereunder are to be waived or affected by failure or delay to exercise them. All remedies conferred on a Holder by this Note or any other instrument or agreement shall be cumulative, and none is exclusive. Such remedies may be exercised concurrently or consecutively at the Holder's option.

         This Note may be prepaid in whole or in part without penalty upon the maturity of the then current Interest Period. If the Holder allows the Maker to prepay the Loan prior to the maturity of the then current Interest Period, the Maker shall pay a prepayment premium determined by the Holder, in its commercially reasonable discretion, at the time of the prepayment to compensate the Holder for any loss.

         The Holder may collect a late charge not to exceed an amount equal to four (4%) per cent of any installment of principal which is not paid within fifteen (15) days of the due date thereof to cover the extra expenses involved in handling delinquent payments. The collection of the late charge shall not be deemed a waiver by the Holder of any of its other rights under this Note,


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including the right, upon the expiration of any applicable cure period, to accelerate this Note due to Maker's default for nonpayment.

         This Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of South Carolina.

         Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note or portion thereof shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         This Note amends and restates that certain promissory note of Maker dated January 17, 1992 as amended from time to time.

         IN WITNESS WHEREOF, this Amended and Restated Seasonal Line of Credit
Note is executed and delivered by the Maker to be legally binding and effective as of the date first above written.



(CORPORATE SEAL)                    MAKER:

                                    SEA PINES ASSOCIATES, INC.

                                    By:  /s/ C. W. Flynn
                                       -----------------------------------------
                                    Its:  Chairman
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(CORPORATE SEAL)                    SEA PINES COMPANY, INC.

                                    By:  Michael E. Lawrence
                                       -----------------------------------------
                                    Its: President
                                        ----------------------------------------


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